Schedule of Investments

November 30, 2023

(Unaudited)

	Shares	Value

Money Market Funds–99.60%
Invesco Government & Agency Portfolio, Institutional Class, 5.28%(a)(b)	58,436,152	$ 58,436,152

Invesco Liquid Assets Portfolio, Institutional Class, 5.46%(a)(b)	41,732,356	41,753,222

Invesco Treasury Portfolio, Institutional Class, 5.28%(a)(b)	66,784,173	66,784,173

TOTAL INVESTMENTS IN SECURITIES–99.60% (Cost $166,959,160)		166,973,547

OTHER ASSETS LESS LIABILITIES—0.40%		668,132

NET ASSETS APPLICABLE TO COMMON SHARES–100.00%		$167,641,679

Notes to Schedule of Investments:

(a)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the nine months ended November 30, 2023.

	Value February 28, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value November 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$395,652	$112,016,563	$(53,976,063)	$-	$-	$58,436,152	$792,408
Invesco Liquid Assets Portfolio, Institutional Class	283,097	73,246,873	(31,790,727)	14,359	(380)	41,753,222	577,593
Invesco Treasury Portfolio, Institutional Class	452,174	128,018,929	(61,686,930)	-	-	66,784,173	900,088
Total	$1,130,923	$313,282,365	$(147,453,720)	$14,359	$(380)	$166,973,547	$2,270,089

(b)	The rate shown is the 7-day SEC standardized yield as of November 30, 2023.

The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.

See accompanying notes which are an integral part of this schedule.

Invesco High Income 2023 Target Term Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2023

(Unaudited)

NOTE 1–Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Advisers, Inc.’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of November 30, 2023, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco High Income 2023 Target Term Fund